                                                                   EXHIBIT 10.12


      U N I T E D  M I L E A G E  P L U S - N E T C E N T I V E S  I N C.

     A M E N D E D  A N D  R E S T A T E D  S U P P L Y  A G R E E M E N T

          This Amended and Restated Supply Agreement (the "Agreement") is
                                                           ---------
entered into and is effective as of September 9, 1999 (the "Effective Date") by and between Netcentives Inc., a Delaware corporation with offices at 690 Fifth Street, San Francisco, California 94107 ("Netcentives"), and Mileage Plus, Inc.,
                                          -----------
a Delaware corporation with offices at Department WHQDX, 1200 East Algonquin Road, Elk Grove Village, Illinois 60007 ("MPI"). This Agreement supercedes the
                                          ---
Supply Agreement between Netcentives and MPI dated as of March 20, 1998 (the "Previous Agreement"). Notwithstanding the foregoing, unused Miles (as defined herein) purchased pursuant to the Previous Agreement will continue to be valid and awardable to consumers by Netcentives, and will be governed by the terms of this Agreement.

                                R E C I T A L S

          WHEREAS, MPI is a wholly-owned subsidiary of Mileage Plus Holdings, Inc. ("MPHI") which is a wholly-owned subsidiary of United Air Lines, Inc. ("United"), and MPI, on behalf of United, offers the United Mileage Plus frequent traveler recognition program to all travelers who desire to participate in that program; and

          WHEREAS, Netcentives develops and operates Internet-based programs which provide for the grant of points which are redeemable for airline frequent flier miles and other incentives to end-users (collectively, the "Netcentives
                                                                  -----------
Programs"); and
--------

          WHEREAS, MPI and Netcentives have agreed upon the revised terms and conditions of MPI's and Netcentives's rights and obligations pursuant to Netcentives's continued purchase of the right to award Miles from MPI; and

          WHEREAS, Mileage Plus Marketing, Inc. ("MPM") is a wholly-owned subsidiary of MPHI and, on behalf of MPI and United, is responsible for the marketing, advertising and promotion of the United Mileage Plus Program, and is authorized to execute this Agreement on behalf of MPI.

          NOW THEREFORE, in consideration of the foregoing and the mutual consideration provided for herein, the MPI and Netcentives hereby agree as follows:

                               S E C T I O N  I

                             D E F I N I T I O N S

          For purposes of this Agreement, the following terms shall have the following meanings:

          1.1  "Account" shall mean the Mileage Plus account of a Mileage Plus
                -------
member who is also a Netcentives Member in which Miles balances are maintained by MPI.

          1.2  "ClickRewards Program" means the Netcentives Program located at
                --------------------
www.clickrewards.com.
--------------------

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ******. A complete version of this has been filed separately with the Securities and Exchange Commission.

          1.3  "Confidential Information" means any information, technical data,
                ------------------------
or know-how, including, but not limited to, that which relates to research, product plans, products, services, Netcentives Members, Mileage Plus Members, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances of a party, which is designated in writing to be confidential or proprietary, or if given orally, is identified as confidential or proprietary at the time of disclosure or is obviously confidential considering the context in which such disclosure is made. Confidential Information does not include information, technical data or know-how which (i) is rightfully in the possession of the receiving party at the time of disclosure, (ii) prior to or after the time of disclosure becomes part of the public knowledge or literature other than as a result of any improper inaction or action of the receiving party hereunder, or
(iii) is approved by the disclosing party, in writing, for release by the receiving party hereunder.

          1.4  "Contract Year" means the twelve (12) month period following the
                -------------
Effective Date, or any consecutive twelve (12) month period commencing on an anniversary of the Effective Date thereafter for the duration of the Term.

          1.5  "Direct Competitor of Netcentives" means [******].
                --------------------------------

          1.6  "Limited Exclusivity" means MPI's agreement not to sell the right
                -------------------
to award Miles to any Direct Competitor of Netcentives. Limited Exclusivity may be terminated under this Agreement in accordance with the provisions of Section 5.1(b).

          1.7  "Mileage Plus Member" means, as of any date during the Term of
                -------------------
this Agreement, an individual who is a member in good standing of the Mileage Plus Program.

          1.8  "Miles" means the points accrued under the Mileage Plus Program
                -----
by Mileage Plus Members for travel on United or such other reasons as are permitted by MPI.

          1.9  "Netcentives Marks" means the trademarks and logos of Netcentives
                -----------------
set forth on Exhibit A1 hereto, which exhibit may be changed by Netcentives from
             ----------
time to time upon notice to United.

          1.10  "Netcentives Member" means, as of any date, an individual who is
                 ------------------
a member in good standing of a Netcentives Program.

          1.11  "United Marks" means the trademarks and logos of United
                 ------------
reasonably necessary for use by Netcentives in connection with the promotion of the Mileage Plus Program within the Netcentives Program, including without limitation, the United logo, the Mileage Plus logo, and the terms United Airlines and Mileage Plus.

          1.12  "Term" has the meaning given it in Section 5.2(a) hereof.
                 ----

                               S E C T I O N II

                        P U R C H A S E  A N D  S A L E

          2.1  Orders.
               ------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (a)  General.  Netcentives shall deliver instructions to United for
               -------
Miles issuance rights in a format to be mutually agreed upon by the parties, which orders (i) shall designate the aggregate number of Miles issuance rights to be purchased, (ii) shall specify the Account or Accounts to which such Miles are to be credited, and the number of Miles to be credited to each such Account, and (iii) shall request a minimum of 500 Miles be credited to any Account for which a credit is requested. United shall credit Accounts designated by Netcentives within a reasonable time after receipt of an order from Netcentives, but in any event within fourteen (14) business days thereof. As long as this Agreement is in effect, United shall not reject any order for Miles crediting of Netcentives for use as incentives in the ClickRewards Program, except in accordance with the terms of Section 3.2 hereof and/or otherwise in accordance with the published and generally applicable terms and conditions of the Mileage Plus Program.

          (b)  Minimum Orders; Price.   So long as MPI or United has not
               ---------------------
terminated or breached (without cure for 30 days) its relationship of Limited Exclusivity under this Agreement, Netcentives agrees [******] during each year of the Term in accordance with the schedule set forth below, provided however,
                                                             ----------------
that in the event that Netcentives has not identified the Account or Accounts to which all such Miles are to be credited, such Miles shall be reserved for future credit to an Account or Accounts as requested by Netcentives in accordance with this Agreement. Miles reserved for future credit shall expire upon the earlier of (a) ninety (90) days following the third anniversary date of the purchase of such Miles by Netcentives, and (b) such date as Netcentives is no longer entitled to award Miles to Mileage Plus Members hereunder or under any immediately subsequent agreement between Netcentives and MPI. Any orders applied against Miles previously reserved for future credit will be credited on a first-in, first-out basis.

---------------------------------------------------------------------------------
Year of Term       Minimum Annual Purchase       Purchase due no later than:
------------       -----------------------       ---------------------------
---------------------------------------------------------------------------------
 1                  [******]                     One year after Effective Date
---------------------------------------------------------------------------------
 2                  [******]                     Two years after Effective Date
---------------------------------------------------------------------------------
 3                  [******]                     Three years after Effective Date
---------------------------------------------------------------------------------

          2.2  Payment.  All amounts due to MPI shall be paid to United and
               -------
become due and payable: (a) in the case of the minimum payment obligations set forth in Section 2.1(b), as of the date set forth therein to the extent not already purchased, and (b) in the case of any additional orders, within thirty
(30) days of the receipt by Netcentives of an invoice for Miles which have been credited to the appropriate Account. Any payments made by Netcentives to United hereunder shall be non-refundable.

          2.3  Taxes.  Prices for Miles are net of any and all federal excise
               -----
taxes imposed on the sale of Miles by MPI to Netcentives under this Agreement. Netcentives is responsible for any and all such taxes.

                               S E C T I O N III

A D D I T I O N A L  O B L I G A T I O N S  A N D  R E P R E S E N T A T I O N S

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          3.1  Distribution to Netcentives Members.  Netcentives shall only
               -----------------------------------
request that Miles be credited to the Accounts of persons in exchange for their participation in a Netcentives Program.

          3.2  Distribution to Mileage Plus Members. Netcentives shall only
               ------------------------------------
request that Miles be credited to the Accounts of Netcentives Members whom Netcentives believes in good faith to be Mileage Plus Members. To the extent that Netcentives requests that Miles be credited to a person who is not a Mileage Plus Member, MPI shall not be obligated to credit such Account, provided
                                                                        --------
however, that Netcentives shall not be invoiced for any Miles which are not
-------
credited to an Account.

          3.3  No Resale Of Miles.  At no time shall Netcentives offer Miles to
               ------------------
any person for resale, barter or redistribution to a third party.

          3.4  Marketing Bounty Program.
               ------------------------

               (a)  New Members.  For each Mileage Plus Member that has
                    -----------
enrolled in the ClickRewards Program as a result of United's active recruitment efforts (e.g., through a registration page or ClickRewards link on United's web site) other than those efforts for which Netcentives has paid United to perform or the promotion efforts set forth in Section 4.3 herein, Netcentives shall determine if the Mileage Plus Member has [******]. In the event that such Mileage Plus Member has [******], such Mileage Plus Member will be deemed to be a "New ClickRewards Member".
   -----------------------

               (b)  Bounty. Netcentives will [******] (the "New Member Bounty").
                    --------                                -----------------
Member Bounty will be determined and paid on a quarterly basis within 30 days after the end of each quarter.

          3.5  Promotional Treatment.
               ---------------------

               (a)  Partner Representation. So long as Limited Exclusivity is
                    ----------------------
                    in effect, United shall [******], provided that any special limited-time promotions (of duration 3 months or less) with an individual airline partner (e.g., a limited-time offer for "double miles" on a particular airline) shall not apply for the purposes of this Section 3.5.

               (b)  Representation Without Limited Exclusivity If Limited
                    -------------------------------------------
                    Exclusivity is terminated pursuant to Section 5.1(b), Netcentives shall [******] effective at the conclusion of the forty-five (45) day period following the Notice (as defined in Section 5.1(b)); provided, however, that if Netcentives, at its sole discretion, continues to [******], regardless of exclusivity status, for as long as Netcentives [******].

               (c)  Representation for Consideration. Netcentives may, from
                    --------------------------------
                    time to time and at its sole discretion, make available promotional and/or marketing placement to the airline partners participating in the ClickRewards Program (the "Promotional Placements"). Promotional Placements may require payments

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                    or additional consideration from airline partners to Netcentives. For as long as Netcentives features United as a redemption partner in the ClickRewards Program, United shall have an opportunity to participate in Promotional Placements on a basis at least consistent with the opportunity afforded to other ClickRewards airline partners.

     3.6  Representations of Netcentives. Netcentives represents and warrants to
          ------------------------------
MPI that: (a) it has the full corporate right, power, and authority to enter into this Agreement and perform the acts required of it hereunder, (b) the execution of this Agreement by Netcentives, and the performance by Netcentives of its obligations and duties hereunder, do not and will not violate any agreement to which Netcentives is a party or by which it is otherwise bound, (c) when executed and delivered by Netcentives, this Agreement will constitute the legal, valid and binding obligation of Netcentives, enforceable against Netcentives in accordance with its terms, and (d) Netcentives will operate the ClickRewards Program and perform its obligations under this Agreement in accordance with all applicable laws, governmental regulations and court orders.

     3.7  Representations of MPI. MPI represents and warrants to Netcentives
          ----------------------
that: (a) it has the full corporate right, power, and authority to enter into this Agreement, perform the acts required of it hereunder, (b) the execution of this Agreement by MPI, and the performance by MPI of its obligations and duties hereunder, do not and will not violate any agreement to which MPI is a party or by which it is otherwise bound, and (c) when executed and delivered by MPI, this Agreement will constitute the legal, valid and binding obligation of MPI, enforceable against MPI in accordance with its terms. MPI further represents that it has the authority to allow Netcentives to use the United Marks in accordance with the terms hereof.

                               S E C T I O N  I V

                 P R O P R I E T A R Y  I N F O R M A T I O N

     4.1  Confidential Information.  Each party agrees not to use any
          ------------------------
Confidential Information disclosed to it by the other party for its own use or for any purpose other than to carry out its obligations under this Agreement. Neither party will disclose any Confidential Information of the other party to third parties or to employees of the party receiving Confidential Information, other than employees who are required to have the information in order to carry out such party's obligations under this Agreement. Each party agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the other party in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized under this Agreement to have any such information, including (without limitation) ensuring that recipients of the disclosing party's Confidential Information adhere to confidentiality terms in content substantially similar to the terms in this Agreement. Such measures shall include the highest degree of care that the receiving party utilizes to protect
its own Confidential Information of a similar nature.   Each party agrees to
notify the other in writing of any misuse or misappropriation of Confidential Information of the disclosing party which may come to the receiving party's attention.

     4.2  Publicity. After the execution of this Agreement, Netcentives may, at
          ---------
its discretion, issue a press release, in consultation with MPI and United, which may, among other things, confirm the existence of a relationship between the parties and state that "Netcentives is the exclusive, Internet, points-based rewards partner in the United Airlines Mileage Plus Program." MPI and United may, at their sole discretion, also issue a press release, in a form similar to that issued by Netcentives. Any such press releases shall be subject to the prior approval of the non-releasing party, provided that (a) such approval shall not be unreasonably withheld, and (b) any disapproval shall be provided to the non-releasing party within two (2) business days of such request. Upon inquiry from any other party, (a) MPI will and will cause United to confirm the accuracy of information disclosed by Netcentives in any of its press releases, which information was provided by MPI or United, and (2) Netcentives will confirm the accuracy of information disclosed by MPI or United in any of its press releases, which information was provided by Netcentives. Netcentives' status as "the exclusive, Internet, points-based rewards partner in the United Airlines Mileage Plus Program" shall be deemed to be information provided by both parties. Any other proprietary, confidential, sensitive or competitive information regarding the relationship between the parties including the other terms of this Agreement and any other agreement between the parties shall be considered Confidential Information under the definition set forth herein.

     4.3  Promotion.  During the term of this Agreement, and so long as (a)
          ---------
[******], or (b) Netcentives has purchased a total of [******] worth of Miles during the applicable Contract Year, whether pursuant to guaranteed purchase commitments as provided in Section 2.1(b) or otherwise, United agrees to promote the ClickRewards Program by (a) [******]in its Mileage Plus Member magazine per calendar year which features the ClickRewards Program, (b) including the ClickRewards Program in all lists of Mileage Plus partners and MPI, (c) providing Netcentives with [******] per calendar year to be placed in Mileage Plus Member statements (provided that the cost of developing, producing and shipping such inserts shall be borne by Netcentives), and (d) as soon as feasible, and at all times thereafter, providing a link from the United Mileage Plus worldwide web site to the ClickRewards worldwide web home page. During the term of this Agreement, Netcentives agrees to promote the Mileage Plus program by providing a link from the ClickRewards worldwide web site to the United Mileage Plus worldwide web home page and featuring the United Airlines logo within the ClickRewards web site.

     4.4  Additional Marketing Programs.  During the term of this Agreement, and
          -----------------------------
so long as (a) [******] or (b) Netcentives has purchased a total of [******] worth of Miles during the applicable Contract Year, whether pursuant to guaranteed purchase commitments as provided in Section 2.1(b) or otherwise, MPI agrees to offer Netcentives the opportunity to purchase inserts in Mileage Plus Member statements and advertisements in any Mileage Plus Member magazines on terms and conditions no less favorable than those offered to similarly situated non-travel purchasers of Miles from MPI, subject to space availability. Netcentives agrees to offer MPI the opportunity to purchase advertising on the ClickRewards web site on terms and conditions no less favorable than those offered to similarly situated purchasers of advertising from Netcentives, as space is available.

     4.5  Trademarks.
          ----------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (a)  Permission of United.  MPI hereby confirms that, by Netcentives'
               --------------------
signing of this Agreement, United thereby will permit Netcentives to duplicate, transmit, display and use the United Marks in Netcentives Programs' promotional materials and on its Internet Web site, during the Term of and in accordance with this Agreement (as extended by Section 5.2(b)(iii), as appropriate), provided however, that any use of the United Marks hereunder shall be only for
----------------
the purpose of promoting a Netcentives Program, shall only be used with regard to the inclusion of Miles within a Netcentives Program and only after approval by United of each different type of use proposed by Netcentives. United shall provide notice of any disapproval of a use within two (2) business days of such request, and shall not unreasonably disapprove of any such use.

          (b)  Permission of Netcentives. Netcentives hereby confirms that, by
               -------------------------
MPI's signing of this Agreement, Netcentives thereby will permit MPI and United to duplicate, transmit, display and use the Netcentives Marks in MPI's or United's promotional materials and on its Internet Web site, during the Term of and in accordance with this Agreement (as extended by Section 5.2(b)(iii), as appropriate), provided however, that any use of the Netcentives Marks hereunder
              ----------------
shall be only for the purpose of promoting a Netcentives Program, shall only be used with regard to the inclusion of Miles within a Netcentives Program and only after approval by Netcentives of each different type of use proposed by MPI or United. For all approvals pursuant to this Section 4.5(b), Netcentives shall provide notice of any disapproval within one (1) business day of such request, and shall not unreasonably disapprove of any such use.

          (c)  No Ownership.  Nothing herein shall be deemed to grant either
               ------------
party any ownership interest in the Marks or the Internet web sites of the other party.

                               S E C T I O N  V

  L I M I T E D  E X C L U S I V I T Y;  T E R M  A N D  T E R M I N A T I O N

     5.1  Limited Exclusivity.
          -------------------

          (a)  Relationship.  The parties hereto acknowledge that they shall
               ------------
have a relationship of Limited Exclusivity (as defined in Section 1.5) during the Term of this Agreement. As a result of such relationship:

               (i) Following the execution of this Agreement, MPI will not, and will cause United not to, renew any agreements with a Direct Competitor of Netcentives for the sale of Miles to such party and will cease selling any additional Miles to any such party; and

               (ii) MPI will not, and will cause United not to, enter into an agreement to sell any Miles to a Direct Competitor of Netcentives; and

               (iii) Notwithstanding the foregoing, United shall be permitted to [******] to a Direct Competitor of Netcentives, provided, however, that the
                                                   --------  -------
Mileage Plus brand, logo, or trademarks are not used in any way in connection with a Direct Competitor of Netcentives.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (b)  Termination of Limited Exclusivity.  Beginning on the first
               ----------------------------------
anniversary of the Effective Date, either party may terminate the obligations of the parties under the relationship of Limited Exclusivity upon provision of forty-five (45) days written notice (the "Notice") to the non-terminating party,
                                          ------
which termination shall have the effects set forth in subsection (c) below. During the forty-five (45) day period following the Notice, each of the parties will negotiate with the other in good faith to determine on what terms and conditions, if any, Limited Exclusivity may be maintained by the parties during the full term of this Agreement.

          (c)  Effect of Termination of Limited Exclusivity.  Termination of the
               --------------------------------------------
relationship of Limited Exclusivity between MPI and Netcentives shall not affect the obligations of the parties under this Agreement except that upon the termination of the relationship of Limited Exclusivity: (i) effective forty-five
(45) days after receipt of the Notice, MPI shall be permitted to sell Miles to any third party, including a Direct Competitor of Netcentives, (ii) effective on and after forty-five (45) days after receipt of the Notice by Netcentives, Netcentives shall no longer be required to meet any guaranteed purchase commitments as set forth in Section 2.1(b) and (iii) effective on and after forty-five (45) days after receipt of the Notice by Netcentives, the price paid by Netcentives for Miles purchased thereafter shall be adjusted to [******] per Mile. Any sales by United or MPI to a Direct Competitor of Netcentives prior to the expiration of such Limited Exclusivity period shall be considered a material breach of this Agreement by MPI, unless excepted in Section 5.1(a) in accordance with the provisions of this Section 5.1(c).

          (d)  Consideration.  As consideration for Limited Exclusivity, within
               -------------
twenty (20) days of the execution of this Agreement and upon receipt of all necessary regulatory approvals, Netcentives will issue to United a Common Stock Purchase Warrant for [******] shares of Netcentives Common Stock (the "Warrant"). The Warrant shall be in substantially the form attached hereto as Exhibit B.

          (e)  Remedies. In the event that MPI or United breaches its
               --------
obligations under Limited Exclusivity herein and such breach is uncured for a period of 30 days after receipt of notice of such breach, each party agrees and acknowledges that, in addition to any other remedies that may be available, in law, in equity or otherwise, Netcentives shall be entitled to obtain injunctive relief against any such breach or the continuation of any such breach by MPI or United, without the necessity of proving actual damages.

     5.2  Term and Termination.
          --------------------

          (a)  Term and Termination.
               --------------------

               (i) The term of this Agreement shall be three (3) years from the Effective Date (the "Term"), unless terminated earlier pursuant to this Section
                     ----
5.2. This Agreement shall terminate upon the expiration of the Term unless renewed by the parties hereto in writing.

               (ii) If either party defaults in the performance of any material provision of this Agreement then the non-defaulting party may give written notice to the defaulting party

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

that if the default is not cured within thirty (30) days, the Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured during the thirty (30) day period, then the non-defaulting party may terminate the Agreement at the end of that period unless otherwise agreed in writing by the parties.

          (b)  Effect of Termination or Expiration.  Upon termination of this
               -----------------------------------
Agreement for any reason whatsoever: (i) MPI will credit all uncredited orders to the Accounts originally designated by Netcentives; (ii) MPI will continue to credit any Miles already purchased by Netcentives but not yet credited to Accounts to such Accounts as are designated by Netcentives in accordance with the terms of this Agreement until 240 days after termination of this Agreement; and (iii) the term of the license granted to Netcentives under section 4.3(a) shall be extended until the expiration of the period described in clause (ii) above. During the period described in clause (ii) above, Netcentives will not request that more than 100,000 Miles be credited to the Account of a Netcentives Member other than in the ordinary course of business, consistent with past practice (examples of such actions include, but are not limited to, the award of Miles pursuant to sweepstakes). Any Miles not awarded by Netcentives as of the end of the 240 day period shall become void and Netcentives shall forfeit any such Miles without refund.

          (c)  Survival.  MPI's obligations to credit Accounts in a timely
               --------
manner and Netcentives' obligations to pay MPI all amounts due hereunder, as well as Sections 4.1 (Confidential Information), 4.2 (Publicity), 4.5(a) (Permission of United) to the extent provided in Section 5.2(b) above, 4.5(c) (No Ownership), 5.2 (Termination), 6.2 (Indemnification), 6.3 (Notices) and 6.7 (Governing Law) shall survive termination of this Agreement.

                               S E C T I O N  V I

                           M I S C E L L A N E O U S

     6.1  Independent Contractors.  The relationship of Netcentives and MPI
          -----------------------
established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to constitute the parties as agents, partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

     6.2  Indemnification.
          ---------------

          (a) MPI hereby agrees to indemnify, defend and hold harmless Netcentives and its respective directors, officers, agents and employees, from and against any and all third-party claims, losses, damages, suits, judgments, costs and expenses (including reasonable attorneys' fees and costs) arising out of or relating to (i) MPI's operation of the Mileage Plus Program including without limitation, claims by participants in the Mileage Plus Program of MPI's breach, violation or failure to comply with the terms of the Mileage Plus Program and (ii) any allegation that Netcentives' permitted use of the United Marks hereunder infringes a copyright or trademark existing or issued as of the date of such use, provided in each case that Netcentives promptly notifies MPI and United in writing of any such claim, gives MPI or United control of the defense and all related settlement negotiations, and cooperates with MPI and United in defending or settling any such claim.

          (b) Netcentives hereby agrees to indemnify, defend and hold harmless MPI, United and their respective directors, officers, agents and employees, from and against any and all third-party claims, losses, damages, suits, judgments, costs and expenses (including reasonable attorneys' fees and costs) arising out of or relating to (i) Netcentives' operation of the ClickRewards Program including without limitation, claims by participants in the ClickRewards Program of Netcentives' breach, violation or failure to comply with the terms of the ClickRewards Program and (ii) any allegation that MPI's or United's use (provided that such use is in accordance with the terms of the then current style guide of Netcentives governing such use) of the Netcentives Marks licensed hereunder infringes a copyright or trademark existing or issued as of the date of such use, provided in each case that MPI or United promptly notifies Netcentives in writing of any such claim, gives Netcentives sole control of the defense and all related settlement negotiations, and cooperates with Netcentives in defending or settling any such claim.

     6.3  Notices.  All notices and demands hereunder shall be in writing and
          -------
shall be delivered by personal service or by facsimile, certified or registered mail, or return receipt express courier to the address of the receiving party set forth on the signature page of this Agreement, or to any other address of the receiving party designated by written notice in accordance with this paragraph.

     6.4  Waiver, Amendment and Modification.  No waiver, amendment or
          ----------------------------------
modification of any provision hereof shall be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No failure by either party to exercise and no delay by either party in exercising any right, power or remedy with respect to the obligations secured hereby shall operate as a subsequent waiver of any such right, power or remedy.

     6.5  Assignment.  Each of the parties agrees that its rights and
          ----------
obligations under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other party, provided
                                                                 --------
however, that such consent shall not be required for an assignment of this
-------
contract by MPI to its parent corporation or any subsidiary or affiliate of MPI, or by either party pursuant to a merger, sale of substantially all of its assets, or sale of all of its outstanding stock. Any violation of this provision will be cause for immediate termination of this Agreement or, at the option of the non-assigning party, the non-assigning party may declare the assignment of any of the rights or obligations under this Agreement null and void as of the date of the purported assignment. In the event of a valid assignment of this Agreement, it shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     6.6  Severability.  In the event that any of the provisions of this
          ------------
Agreement shall be held by a court of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Agreement shall remain in full force and effect. The parties agree to negotiate in good faith a substitute, valid and enforceable provision that most nearly effects the parties' intent and to be bound by the mutually agreed substitute provision.

     6.7  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California, without reference to conflict of laws provisions thereof.

     6.8  Force Majeure.  Neither party shall be responsible for any failure to
          -------------
perform (except for payment obligations) due to causes beyond its control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, telecommunications failures, power outages or shortages of transportation facilities, fuel, energy, labor or materials. A party whose performance is affected by a force majeure condition shall be excused from such performance to the extent required by the force majeure condition so long as such party takes all reasonable steps to avoid or remove such causes of nonperformance and immediately continues performance whenever and to the extent such causes are removed.

     6.9  Entire Agreement; Amendment.  This Agreement and the Warrant
          ---------------------------
constitute the final and entire agreement between the parties and may not be modified or amended except in writing signed by both of the parties.

     6.10 Headings.  The headings and captions used in this Agreement are for
          --------
convenience of reference only, and shall not in any way affect the interpretation of the provisions of this Agreement.

     6.11 Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original and all of which together shall constitute one instrument.

     6.12 Exclusion of Consequential Damages.  Neither party will be liable to
          ----------------------------------
the other for any incidental or consequential damages, including lost revenues, lost profits, or lost prospective economic advantage, arising from any performance or failure to perform under this Agreement, and each party hereby releases and waives any claims against the other party regarding such damages.

     The parties have executed this Supplementary Marketing Agreement as of the Effective Date.



NETCENTIVES INC.

                                                 Address:
                                                 690 Fifth Street
                                                 San Francisco, CA  94107
/s/ Perryman K. Maynard                          Facsimile: (415) 538-1889
-------------------------------------
Perryman K. Maynard, VP - Relationship Marketing

Date: 9/9/99
     --------------------------------

MILEAGE PLUS MARKETING, INC. on behalf of
MILEAGE PLUS, INC.
                                                 Address:
                                                 World Headquarters - WHQAD
/s/ Patricia A. Marsh                            1200 E. Algonquin Road
-------------------------------------            Elk Grove Township, IL  60007
(Signature of Authorized Person)                 Facsimile: (847) 700-6038

    Patricia A. Marsh
-------------------------------------
(Print Name of Signatory)

    President
-------------------------------------
(Print Title of Signatory)


Date: 9/9/99
     --------------------------------